UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 14, 2009
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On August 14, 2009, American Campus Communities, Inc., as Parent Guarantor (the “Company”), entered into a Second Amended and Restated Credit Agreement (the “Agreement”) with American Campus Communities Operating Partnership LP, the Company’s operating partnership, as Borrower; the other subsidiaries of the Company listed on the signature pages thereto, as Subsidiary Guarantors; the lenders listed on the signature pages thereto, as Initial Lenders; KeyBank National Association, as the initial issuer of letters of credit, Administrative Agent and Swingline Bank; JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Co-Syndication Agents; Deutsche Bank Trust Company Americas and U.S. Bank National Association, as Co-Documentation Agents; and KeyBanc Capital Markets Inc., as Lead Arranger. Pursuant to the Agreement, the size of the Company’s $160 million revolving credit facility was increased to $225 million, and may be expanded by up to an additional $75 million upon the satisfaction of certain conditions. In addition, the maturity date of the amended facility was extended to August 14, 2012, and can be extended for an additional 12 months to August 14, 2013. The amended facility is secured by seven of the Company’s student housing properties. The Company and certain of its subsidiaries guarantees the Borrower’s obligations under the amended facility. The Company intends to use the amended facility to, among other things, fund acquisitions, other working capital needs and future property development, such as the ACE™ (American Campus Equity) program. The description herein of the amended facility is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Agreement filed as Exhibit 99.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant
     The information contained in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2009	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Form of Second Amended and Restated Credit Agreement dated as of August 14, 2009 among American Campus Communities Operating Partnership LP, as Borrower, American Campus Communities, Inc., as Parent Guarantor, the other entities listed on the signature pages thereof as Guarantors, the banks, financial institutions and other institutional lenders listed on the signature pages thereof as Initial Lenders, KeyBank National Association, as the initial issuer of Letters of Credit, Swing Line Bank and Administrative Agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Co-Syndication Agents, Deutsche Bank Trust Company Americas and U.S. Bank National Association, as Co-Documentation Agents, and KeyBanc Capital Markets Inc., as Lead Arranger.